ENTRÉE GOLD INC.

STOCK OPTION PLAN

August 16, 2002

Approved by the Board

on August 15, 2002, the shareholders

on August 16, 2002 and the TSX

Venture on December 24, 2002.

Paragraph 3.2 adjusted on October 9, 2002 to take into account share consolidation on a two (old) for one (new) basis.

Paragraph 3.9 amended on February 26, 2003

with effect from August 16, 2002.

Paragraph 3.2 further amended on February 11, 2004.

Plan amended on May 17, 2005 to increase ceiling and reflect

Tier 1 status.

TABLE OF CONTENTS

- ii -

STOCK OPTION PLAN

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1	Definitions

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings set forth below:

(a)

“Administrator” means, initially, the Secretary of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time.

(b)	“Award Date” means the date on which the Board awards a particular Option.
(c)	“Board” means the board of directors of the Company, or any committee thereof to which the board of directors of the Company has delegated the power to administer and grant Options under the Plan.
(d)	“Cause” means:
i)

in the case of an Employee (1) cause as such term is defined in the written employment agreement with the Employee or if there is no written employment agreement or cause is not defined therein, the usual meaning of just cause under the common law or the laws of the jurisdiction in which the employee is employed; or (2) the termination of employment as a result of an order made by any Regulatory Authority having jurisdiction to so order;

(ii)

in the case of a Consultant (1) the occurrence of any event which, under the written consulting contract with the Consultant or the common law or the laws of the jurisdiction in which the consultant provides services, gives the Company or any of its affiliates the right to immediately terminate the consulting contract; or (2) the termination of the consulting contract as a result of an order made by any Regulatory Authority having jurisdiction to so order;

(iii)

in the case of a Director, ceasing to be a Director as a result of (1) ceasing to meet the qualifications set out in the corporate legislation to which the Company is subject; (2) a resolution having been passed by the shareholders; or (3) an order made by any Regulatory Authority having jurisdiction to so order; or

	(iv)	in the case of an Officer, ceasing to be an Officer as a result of an order made by any Regulatory Authority having jurisdiction to so order.
(e)	“Change of Control” means and shall be deemed to have occurred if one of the following events takes place:

(i)

the Company sells, leases or otherwise disposes of all or substantially all of its assets and undertaking to a Person or a combination of Persons at arm’s length to the Company and its affiliates, whether pursuant to one or more transactions;

(ii)

the Company amalgamates or enters into a plan of arrangement with another company at arm’s length to the Company and its affiliates, other than an amalgamation or plan of arrangement that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such amalgamation or plan of arrangement;

(iii)

any Person or combination of Persons at arm’s length to the Company and its affiliates acquires or becomes the beneficial owner of, directly or indirectly, more than 50% of the voting securities of the Company, whether through the acquisition of previously issued and outstanding voting securities, or of voting securities that have not been previously issued, or any combination thereof, or any other transaction having a similar effect; or

(iv) any resolution is passed or any action or proceeding is taken with respect to the liquidation, dissolution or winding-up of the Company.
(f)	“Common Share” or “Common Shares” means, as the case may be, one or more common shares without par value in the capital of the Company.
(g)	“Company” means Entrée Gold Inc. (formerly Entrée Resources Inc.).
(h)	“Consultant” has the meaning given to that term in Multilateral Instrument 45-105, and for the purposes of the Plan includes consultants of the Company and any of its affiliates.
(i)	“Director” has the meaning given to that term in the Securities Act (British Columbia), and for the purposes of the Plan includes directors of the Company and any of its affiliates.
(j)

“Discounted Market Price” of the Common Shares for a particular Award Date means the Market Price of the Common Shares for a particular Award Date less a discount to be determined by the Board, which in any event shall not exceed the amount set forth under Policy 1.1 of the TSX Venture Corporate Finance Manual, as amended or replaced from time to time.

(k)	“Eligible Persons” means Directors, Officers, Employees and Consultants.
(l)	“Employee” has the meaning given to that term in BC Policy 45-601, and for the purposes of the Plan includes employees of the Company and any of its affiliates.
(m)	“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule “B” hereto, duly executed by the Option Holder.

(n)	“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date.
(o)	“Exercise Price” means the price at which an Option may be exercised as determined in accordance with paragraph 3.5.
(p)	“Expiry Date” means the date determined in accordance with paragraph 3.4 and after which a particular Option cannot be exercised.
(q)	“Fixed Expiry Date” has the meaning given to that term under paragraph 3.4.
(r)	“insider” has the meaning given to that term in the Securities Act (British Columbia).
(s)	“Market Price” of the Common Shares for a particular Award Date shall be determined as follows:
(i)

for each organized trading facility on which the Common Shares are listed, Market Price shall be the closing trading price of the Common Shares on the last trading day immediately preceding the Award Date;

(ii)

if the Common Shares are listed on more than one organized trading facility, then Market Price shall be the greater of the Market Prices determined for each organized trading facility on which those Common Shares are listed as determined for each organized trading facility in accordance with section (i) above;

(iii)

if the Common Shares are listed on one or more organized trading facility but have not traded during the 10 trading day period immediately preceding the Award Date, then the Market Price shall be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by resolution of the Board; and

(iv)

if the Common Shares are not listed on any organized trading facility, then the Market Price shall be, subject to the necessary approvals of the applicable Regulatory Authorities, the fair market value of the Common Shares on the Award Date as determined by the Board in its discretion.

(t)	“Officer” means a senior officer as such term is defined in the Securities Act (British Columbia), and for the purposes of the Plan includes senior officers of the Company and any of its affiliates.
(u)	“Option” means an option to acquire Common Shares, awarded to an Eligible Person pursuant to the Plan.
v)	“Option Certificate” means the certificate, in the form set out as Schedule “A” hereto, evidencing an Option.
(w)	“Option Holder” means a person who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

(x)

“Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency or entity however designated or constituted.

(y)	“Personal Representative” means:
	(i)	in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and
	(ii)	in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.
(z)	“Plan” means this stock option plan dated August 16, 2002, as amended or restated from time to time.
(aa)

“Regulatory Authorities” means all stock exchanges, inter-dealer quotation networks and other organized trading facilities on which the Company’s Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company.

(bb)

“Securities Laws” means securities legislation, securities regulations and securities rules, as amended, and all published rules, orders, notices, instruments and policies in force from time to time that are applicable to the Company.

(cc)	“Share” or “Shares” means, as the case may be, one or more shares of any class in the share capital of the Company from time to time.
(dd)	“Termination Date” means:
(i)

in the case of the Option Holder’s resignation from employment or the termination of the Option Holder’s consulting contract by the Option Holder, the date that the Option Holder provides notice of such resignation or termination to the Company or any of its affiliates; or

(ii)

in the case of the termination of the Option Holder’s employment or consulting contract by the Company or any of its affiliates for any reason (whether such termination is lawful or unlawful) other than death, the date that the Company or any of its affiliates delivers written notice of such lawful or unlawful termination of the Option Holder’s employment or consulting contract to the Option Holder; or

(iii) in the case of the expiry of a fixed-term employment agreement or consulting contract that is not renewed or extended, the last day of the term.
(ee)	“TSX Venture” means the TSX Venture Exchange.

1.2	Choice of Law

The Plan is established under, and the provisions of the Plan shall be subject to and interpreted and construed in accordance with, the laws of the Province of British Columbia.

1.3	Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE 2

PURPOSE AND PARTICIPATION

2.1	Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Officers, Consultants and Employees, to reward such of those Directors, Officers, Consultants and Employees as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors, Officers, Consultants and Employees to acquire Common Shares as long term investments.

2.2	Participation

The Board shall, from time to time and in its sole discretion, determine which of the Eligible Persons, if any, shall be awarded Options. The Board shall only award an Option to a Consultant or an Employee if the Consultant or Employee is a bona fide Consultant or Employee of the Company or an affiliate of the Company, and the Board shall make such a representation if required by the Regulatory Authorities. The Board may, in its sole discretion, award the majority of the Options to insiders of the Company. However, in no case shall:

(a)	the Board award Options to purchase more than 2% of the issued shares of the Company to any one Consultant in a one-year period (calculated at the time of award); or
(b)

the Board award, in the aggregate, Options to purchase more than 2% of the issued shares of the Company to persons employed to provide investor relations activities in a one-year period (calculated at the time of award).

2.3	Notification of Award

Following the award of an Option by the Board, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4	Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5	Limitation

The Plan does not give any Option Holder that is a Director or Officer the right to serve or continue to serve as a Director or Officer of the Company or any of its affiliates nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed with or have a consulting contract with the Company or any of its affiliates.

ARTICLE 3

TERMS AND CONDITIONS OF OPTIONS

3.1	Board to Issue Common Shares

The Common Shares to be issued to Option Holders upon the exercise of Options shall be authorized and unissued Common Shares the issuance of which shall have been authorized by the Board.

3.2	Number of Common Shares

Subject to adjustment as provided for in paragraph 3.8 of the Plan, the number of Common Shares which shall be available for Eligible Persons to acquire pursuant to Options granted under the Plan shall not exceed 10,176,613 Common Shares. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Common Shares in respect of which the Option was not exercised shall again be available for the purposes of the Plan.

3.3	Term of Option

Subject to such other terms or conditions that may be attached to an Option granted hereunder, an Option Holder may exercise any vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date.

3.4	Termination

Subject to subparagraphs (a) to (e) below, the Expiry Date of an Option shall be the date fixed by the Board at the time the particular Option is awarded (the “Fixed Expiry Date”), provided that the Expiry Date shall be no later than the tenth anniversary of the Award Date of such Option:

(a)	Death

If the Option Holder dies while his or her Option is outstanding, then unless otherwise provided for in the Option Certificate, the following shall apply. The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the date that is six months after the date of the Option Holder’s death. The Expiry Date for any unvested portion of the Option shall be the date of the Option Holder’s death. The right to purchase Common Shares under an Option shall not vest after the date of the Option Holder’s death.

(b)	Ceasing to be a Director

If the Option Holder holds an Option as a Director and the Option Holder ceases to be a Director (other than by reason of death), then unless otherwise provided for in the Option Certificate, the following shall apply. The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the 90th day following the date that the Option Holder ceases to be a Director unless the Option Holder ceases to be a Director for Cause, in which case the Expiry Date shall be the date that the Option Holder ceases to be a Director. The Expiry Date for any unvested portion of the Option shall be the date that the Option Holder ceases to be a Director. The right to purchase Common Shares under an Option shall not vest after the date that the Option Holder ceases to be a Director.

(c)	Ceasing to be an Employee or Consultant

If the Option Holder holds an Option as an Employee or Consultant and the Option Holder ceases to be an Employee or Consultant (other than by reason of death), then unless otherwise provided for in the Option Certificate, the following shall apply. The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the 90th day following the Termination Date unless the Option Holder ceases to be an Employee or Consultant as a result of Cause, in which case the Expiry Date shall be the Termination Date. The Expiry Date for any unvested portion of the Option shall be the Termination Date. The right to purchase Common Shares under an Option shall not vest after the Termination Date.

(d)	Ceasing to be an Officer

If the Option Holder holds an Option as an Officer and the Option Holder ceases to be an Officer (other than by reason of death), then unless otherwise provided for in the Option Certificate, the following shall apply. The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the 90th day following the date that the Option Holder ceases to be an Officer unless the Option Holder ceases to be an Officer for Cause, in which case the Expiry Date shall be the date that the Option Holder ceases to be an Officer. The Expiry Date for any unvested portion of the Option shall be the date that the Option Holder ceases to be an Officer. The right to purchase Common Shares under an Option shall not vest after the date that the Option Holder ceases to be an Officer.

(e)	Change of Control

In the event of a Change of Control or impending Change of Control, the Board may, in its sole discretion, deal with outstanding Options in the manner it deems fair and reasonable in light of the circumstances. Without limiting the generality of the foregoing, the Board may, without any action or consent required on the part of any Option Holder:

(i)	deliver a notice to the Option Holder advising the Option Holder that the unvested portion of the Option held by the Option Holder, if any, shall immediately vest;
(ii)

deliver a notice to an Option Holder advising the Option Holder that the Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the 5th day following the date of the notice and the Expiry Date for any unvested portion of the Option shall be the date of the notice; or

(iii)	take such other actions, and combinations of the foregoing actions, as it deems fair and reasonable under the circumstances.

The foregoing subparagraphs (b) through (d) shall only apply once an Option Holder ceases to fall into any of the categories of Eligible Persons. The Board and the Administrator shall look to which of the definitions of Employee, Director, Officer or Consultant the Option Holder met immediately prior to the Option Holder ceasing to be an Eligible Person to determine which of subparagraphs (b) through (d) shall apply. If the Option Holder met more than one definition, then the following shall apply. If the Option Holder was a Director, then the Option Holder shall be deemed to hold his or her Option as a Director regardless of whether the Option Holder was also an Officer, Employee or Consultant. If the Option Holder was an Officer but not a Director, then the Option Holder shall be deemed to hold his or her Option as an Officer regardless of whether the Option Holder was also an Employee or Consultant.

3.5	Exercise Price

The price at which an Option Holder may purchase a Common Share upon the exercise of an Option shall be as set forth in the Option Certificate issued in respect of such Option and in any event shall not be less than the Discounted Market Price of the Common Shares as of the Award Date. Notwithstanding anything else contained herein, in no case shall the Exercise Price be less than the minimum prescribed by each of the organized trading facilities as would apply to the Award Date in question.

3.6	Additional Terms

Subject to all applicable Securities Laws and the rules and policies of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the award of a particular Option, such terms and conditions to be referred to in a schedule attached to the Option Certificate. These terms and conditions may include, but are not necessarily limited to, providing that an Option or a portion or portions of an Option expire on a certain date, after certain periods of time or upon the occurrence of certain events other than as provided for herein, provided that no Option shall expire more than ten years after the Award Date.

3.7	Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

If:

(a)

the Common Shares are changed into or exchanged for a different number or kind of Shares of the Company or securities of another corporation, whether through an arrangement, amalgamation or other similar procedure or otherwise, or a share recapitalization, subdivision or consolidation;

(b)	a dividend is declared upon the Common Shares, payable in Common Shares (other than in lieu of dividends paid in the ordinary course);
(c)

the Company distributes by way of a dividend, or otherwise, to all or substantially all holders of Common Shares, property, evidences of indebtedness or Shares or other securities of the Company (other than Common Shares) or rights, options or warrants to acquire Common Shares or securities convertible into or exchangeable for Common Shares or other securities or property of the Company, other than as a dividend in the ordinary course; or

(d)	there is any other change that the Board, in its sole discretion, determines equitably requires an adjustment to be made,

then, subject to any required action by the shareholders of the Company and any necessary Regulatory Approval, any term that the Board determines requires adjustment (including the number of Common Shares subject to each outstanding Option and the number of Common Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have again become available for the purposes of the Plan, the Exercise Price of each outstanding Option, as well as any other terms that the Board determines require adjustment) shall be adjusted by the Board in the manner the Board deems appropriate and its determination shall be final, binding and conclusive. Except as the Board determines, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. No fractional shares shall be issued upon the exercise of an Option and accordingly, if as a result of the adjustment, an Option Holder would become entitled to a fractional Common Share, such Option Holder shall have the right to purchase only the next lowest whole number of Common Shares and no payment or other adjustment shall be made with respect to the fractional interest so disregarded.

3.9	Vesting

An Option awarded to a Consultant performing investor relations activities shall vest in stages over 12 months, such that the right to purchase 25% of the Common Shares subject to the Option shall vest in each three-month period.

3.10	Hold Period

In the event the Board awards an Option with an Exercise Price that is based on the Discounted Market Price, Common Shares issued upon the exercise of the Option shall be subject to a four-month TSX Venture hold period from the Award Date of the Option. The Option Certificate and the share certificate, if applicable, shall bear the following legend:

“Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [date].”

ARTICLE 4

EXERCISE OF OPTION

4.1	Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of the Option Holder. An Option Holder or the Personal Representative of the Option Holder may exercise the vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Common Shares to be purchased pursuant to the exercise of the Option.

4.2	Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Common Shares purchased by the Option Holder. If the number of Common Shares in respect of which the Option was exercised is less than the number of Common Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the share certificate for the balance of the Common Shares available under the Option.

4.3	Condition of Issue

The Options and the issue of Common Shares by the Company pursuant to the exercise of Options are subject to the terms and conditions of the Plan and compliance with the rules and policies of all applicable Regulatory Authorities with respect to the granting of such Options and the issuance and distribution of such Common Shares, and to all applicable Securities Laws. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Company any information, reports or undertakings required to comply with, and to fully cooperate with, the Company in complying with such laws, regulations, rules and policies.

4.4	Taxes

The Board and the Company may take all such measures as they deem appropriate to ensure that the Company’s obligations under the withholding provisions under income tax laws applicable to the Company and other provisions of applicable laws are satisfied with respect to the issuance of Common

Shares pursuant to the Plan or the grant or exercise of Options under the Plan. Issuance of Common Shares or delivery of share certificates for Common Shares purchased pursuant to the Plan may be delayed, at the discretion of the Board, until the Board is satisfied that the applicable requirements of income tax laws and other applicable laws have been met.

ARTICLE 5

ADMINISTRATION

5.1	Administration

The Plan shall be administered by the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any director, officer or employee of the Company such administrative duties and powers as it may see fit.

5.2	Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

ARTICLE 6

AMENDMENT, TERMINATION AND NOTICE

6.1	Prospective Amendment

The Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Common Shares, or for any other purpose which may be permitted by all relevant laws, regulations, rules and policies provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

6.2	Retrospective Amendment

The Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options that have been previously granted.

6.3	Amendment to Option

Notwithstanding anything else contained in the Plan and subject to any necessary approval from the Option Holder, the Company’s shareholders or the Regulatory Authorities, the Board may in its discretion (a) extend the Expiry Date of any Option, provided that in no case shall an Option be exercisable later than the tenth anniversary of the Award Date of the Option; (b) alter or change the vesting terms applicable to an Option, including accelerating the vesting schedule to make the Option exercisable immediately, in full; (c) reduce the Exercise Price; or (d) amend any other term of an outstanding Option. Disinterested shareholder approval must be obtained for any reduction in the Exercise Price if the Option Holder is an insider of the Company at the time of the proposed amendment.

6.4	Approvals

The Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities and shareholders.

6.5	Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination which shall continue to be governed by the provisions of the Plan.

6.6	Agreement

The Company and every Option awarded hereunder shall be bound by and subject to the terms and conditions of the Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Company to be bound by the terms and conditions of the Plan.

6.7	Notice

Any notice or other communication contemplated under the Plan to be given by the Company to an Option Holder shall be given by the Company delivering or faxing the notice to the Option Holder at the last address for the Option Holder in the Company’s records. Any such notice shall be deemed to have been given on the date on which it was delivered, or in the case of fax, the next business day after transmission. An Option Holder may, at any time, advise the Company of a change in the Option Holder’s address or fax number.

SCHEDULE “A”

ENTRÉE GOLD INC.

STOCK OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the Entrée Gold Inc. (the “Company”) Stock Option Plan (the “Plan”) and evidences that ___________________________ is the holder (the “Option Holder”) of an option (the “Option”) to purchase up to _______________ Common shares (the “Common Shares”) in the capital stock of the Company at a purchase price of Cdn$_________ per Common Share.

Subject to the provisions of the Plan:

(a)	the Award Date of the Option is ______________________________; and
(b)	the Fixed Expiry Date of the Option is _________________________.

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the Award Date through to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Exercise Price of the Common Shares in respect of which the Option is being exercised.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Option Holder hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto. All terms not otherwise defined in this Certificate shall have the meanings given to them under the Plan.

Dated this ____ day of _____________________.

Entrée Gold Inc.

Per:

_______________________________ Administrator, Stock Option Plan

OPTION CERTIFICATE - SCHEDULE

The additional terms and conditions attached to the Option represented by this Option Certificate are as follows:

1.	________________________________________________________________; and
2.	________________________________________________________________.

Entrée Gold Inc.

Per:

_________________________________ Administrator, Stock Option Plan

SCHEDULE “B”

ENTRÉE GOLD INC.

STOCK OPTION PLAN

EXERCISE NOTICE

TO:	The Administrator, Stock Option Plan
Entrée Gold Inc. (the “Company”)
1450 – 650 Granville Street
PO Box 11527
Vancouver, BC V6B 4N7

The undersigned hereby irrevocably gives notice, pursuant to the Company’s Stock Option Plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Common Shares; or
(b)	___________________ of the Common Shares;

which are the subject of the Option Certificate attached hereto.

The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to the Company in an amount equal to the aggregate Exercise Price of the aforesaid Common Shares and directs the Company to issue the certificate evidencing said Common Shares in the name of the undersigned to be mailed to the undersigned at the following address:

___________________________________
___________________________________
___________________________________
___________________________________

By executing this Exercise Notice, the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Exercise Notice shall have the meanings given to them under the Plan.

DATED the ________ day of ____________________, __________.

____________________________________ Signature of Option Holder